UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

September 1, 2007
Date of Report (Date of earliest event reported):


MASTR Adjustable Rate Mortgages Trust 2007-HF2
(Exact name of issuing entity as specified in its charter)


UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)


Mortgage Asset Securitization Transactions, Inc.
(Exact name of depositor as specified in its charter)




 New York                 333-130373-31                 54-2200335
 (State or other          (Commission                   54-2200336
 jurisdiction              File Number)                 54-2200337
 of incorporation)                                      54-2200338
                                                        54-2200339
                                                        (IRS Employer
                                                        Identification No.)


c/o Wells Fargo Bank, N.A.
    9062 Old Annapolis Road
    Columbia, MD                                                    21045
(Address of principal executive offices)                        (Zip Code)

(410) 884-2000
(Registrant's telephone number, including area code)


Not Applicable
(Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee

On September 1, 2007 servicing on all mortgage loans in the mortgage pool transferred from Cenlar FSB and GMAC Mortgage, LLC to Barclays Capital Real Estate, Inc d/b/a Homeq Servicing.



 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



 MASTR Adjustable Rate Mortgages Trust 2007-HF2
 (Issuing Entity)


 By:   Wells Fargo Bank, N.A. as Master Servicer
 By:  /s/  Elisabeth A. Brewster
 By:   Elisabeth A. Brewster as Vice President

 Date:  September 19, 2007